UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018

BIOLIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36362	94-3076866
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Monte Villa Parkway, Bothell, WA	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (425) 402-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report is the form of presentation that BioLife Solutions, Inc. (the “Company”) has prepared and will use at the Company’s presentation at the BIO CEO Investor Conference on February 12, 2018, and at future presentations of the Company.

The Company claims the protection of the safe harbor for “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements concerning the Company’s anticipated business and operations, guidance for financial results in 2018, the potential utility of and market for its products and services, potential revenue growth and market expansion, regulatory approvals and/or commercial manufacturing of its customers’ products, and potential customer revenue. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements, including among other things, uncertainty regarding market adoption of products; uncertainty regarding third-party market projections; market volatility; competition; litigation; and those other factors described in the Company’s risk factors set forth in its filings with the Securities and Exchange Commission from time to time, including in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements contained in the presentation or to reflect events or circumstances occurring after the date of the presentation, other than as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Corporate Presentation, dated February 12, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioLife Solutions, Inc.

Date: February 12, 2018	By:	/s/ Roderick de Greef
Name: Roderick de Greef Title: Chief Financial Officer